Exhibit 10.49

SECOND AMENDMENT TO RESEARCH COLLABORATION AGREEMENT (“Amendment”)

This Amendment is dated 14 February 2025 (“Effective Date”)

Between:

(1)	COMPASS PATHFINDER LIMITED, a company incorporated in England and Wales under company number 10229259, with its registered offices at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom (“Compass”); and

(2)	TMS NEUROHEALTH CENTERS, INC., a Delaware corporation with an address at 8401 Greensboro Drive, Suite 425, Tysons Corner, VA 22102 and its affiliated medical practices (together “GTMS”),

each a “Party” and together the “Parties”.

WHEREAS:

(A)	The Parties entered into a Research Collaboration Agreement as of 15 December 2023 (“Agreement”) which included a Collaboration Plan (as defined in the Agreement).

(B)	Thereafter, the Parties entered into a first amendment as of 08 August 2024 to modify the deliverables and research activities contained in the Collaboration Plan (the “First Amendment”);

(C)	Subsequent to the First Amendment, the Steering Committee (as defined in the Agreement) has agreed to certain further amendments to the deliverables and research activities contained in the Collaboration Plan; and

(D)	The Parties now wish to memorialize such amendments by updating the Collaboration Plan.

NOW, THEREFORE, in consideration of the foregoing and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Compass and GTMS, intending to be legally bound, agree as follows:

1.	Definitions

Unless otherwise defined in this Amendment, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Agreement.

2.	Collaboration Plan
2.1	The fee schedule accompanying the Collaboration Plan at “Section E – Compensation” shall be updated as follows:

2.1.1	The activity descriptions, deliverables, and associated payments for Milestones 2-4 shall be updated as reflected in Appendix A.

2.1.2	Activity descriptions, deliverables, and associated payments for new Milestones 5-8 shall be updated as reflected in Appendix A.

3.	No Further Amendments

Except as expressly modified herein, there are no further amendments to the Agreement, which remains in full force and effect.

4.	Counterparts; Electronic Execution

This Amendment may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Furthermore, the words “execution,” “signed,” “signature,” and words of similar import shall be deemed to include electronic or digital signatures, each of which shall be of the same effect, validity, and enforceability as manually executed signatures, as the case may be, to the extent and as provided for under applicable law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS THEREOF, the Parties hereto have executed this Amendment as of the Effective Date by proper persons thereunto duly authorized.

COMPASS PATHFINDER LIMITED

/s/ Kabir Nath

Name: Kabir Nath

Title: CEO

Date: 3/6/2025

GTMS

/s/ Cory Anderson

Name: Cory Anderson

Title: SVP R&D and Clinical

Date: 3/6/2025